                                 PROMISSORY NOTE

US$ 180,000.00

Dated as of October 10, 2002 (the "Effective Date")

FOR VALUE RECEIVED, and intending to be legally bound, the undersigned, Global
Information Group USA, Inc. and its parent company ADVA International Inc.
(collectively known hereinafter as the "Company"), hereby promise to pay to the order of Lagan Investments Ltd, with a business address of Waterfront Drive,
Atlantic Tower, Road Town, Tortola, British Virgin Islands (the "Lender"), the
principal sum of US$ 180,000.00 (the "Loan"), to be funded before close of business on October 15, 2002, together with interest thereon in the manner and upon the terms and conditions set forth herein.

        1.   The outstanding principal balance of this Note shall bear interest at a per annum rate equal to 7.5%. Interest will be calculated on the basis of a year of 365 days for the actual number of days elapsed and paid on a semi-annual basis as per instructions in
             Section (2) below.

        2.   Borrower shall repay this Note in full no later than on the one (1)
             year anniversary of the date of actual funding, plus accrued interest. Interest will be paid commencing on the six month anniversary of the Loan. Payments shall be deposited in the current account at a Bank to be designated by the Lender prior to payment.

        3.   The Lender represents and warrants that it is an "accredited investor" as that term is defined in Section 501(a) the Securities and Exchange Act of 1933, as amended.

        4.   Prepayment may be made under this Note in whole or in part, without penalty. Prepayment shall be applied first to accrued and unpaid interest and then to principal.

        5.   The occurrence of any of the following events shall constitute an event of default hereunder ("Event of Default"):

                (a)   the commencement of any case or proceeding for
                      reorganization or liquidation of Company's debts under
                      the United States Bankruptcy Code or any other state or
                      federal law now or hereafter enacted for the relief of
                      Company whether instituted by or against Company;
                      provided, however, that Company shall have ninety (90)
                      days to obtain the dismissal or discharge of involuntary
                      proceedings filed against them. Lenders may seek adequate
                      protection in any bankruptcy proceeding.

                  Upon the occurrence of an Event of Default, (a) the entire remaining principal balance and all accrued and unpaid interest and other fees and charges with respect to this Note shall, at the option of the Lenders, become immediately due and payable and (b) Lenders may immediately and without demand exercise any rights and remedies granted herein, in the Note or under applicable law or at equity, or which they may otherwise have, against Company, or otherwise. No omission or delay by Lenders in exercising any right or power under this Note or any other document will impair such right or power or be construed to be a waiver of any default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver of
Lenders' rights hereunder will be valid unless in writing and signed by Lenders, and then only to the extent specified. Any waiver by Lenders of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default hereunder.

        6.   If any payment hereunder is not paid when due, Lenders shall have, in addition to the rights set forth herein and under law, the right to compound interest by adding the unpaid interest to principal, with such amount thereafter bearing interest at the rate provided in this Note.

        7.   If any payment hereunder is not paid when due, Borrower agrees to reimburse Lenders for all reasonable expenses, including all costs of collection, foreclosure fees, and reasonable attorneys' fees and costs, incurred by Lenders, whether or not suit is filed hereon, to enforce the provisions of this Note, and collect Borrower's obligations hereunder.

        8.   Company hereby waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

        9.   This Note and all related documents shall be governed by, and construed and enforced in accordance with the substantive laws of the State of Delaware, without regard to its otherwise applicable principles of conflicts of laws. Company and Lenders irrevocably consent to the jurisdiction of the federal and state courts located in the District of South Carolina, York County, in any and all
             actions and proceedings whether arising hereunder or under any other related document. Notwithstanding the entry of any judgment under this Note, the unpaid principal balance under this Note shall continue to bear interest at the applicable rate set forth herein.

        10.   LENDERS AND COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE
              ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL IN ANY AND ALL DISPUTES
              BETWEEN LENDERS AND COMPANY, WHETHER HEREUNDER OR UNDER ANY OTHER
              AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS HERETOFORE OR
              HEREAFTER EXECUTED WHETHER SIMILAR OR DISSIMILAR.

        11.   The provisions of this Note are to be deemed severable, and the invalidity or unenforceability of any provision or part of a provision shall not affect or impair any other provision or balance of such provision, which shall continue in full force and effect.

        12.   This Note constitutes the entire understanding of the parties hereto regarding the subject matter hereof, and no amendment to, or modification of, this Note shall be binding unless in writing and signed by each party hereto.

        13.   Within 90 days of the date hereof, the Company and the Lender (by their acceptance of this Note) each hereby agree to negotiate in good faith the Company's sale of ADVA International Inc. common stock to the Lender pursuant to terms, conditions and
              documentation acceptable to the Company and Lender (the "Equity
              Transaction"), which shall include the terms set forth on Exhibit
              "A" hereto. It is contemplated that upon the closing of the
              Equity Transaction, the Loan will be terminated. The number of shares of common stock obtainable upon conversion shall be determined by dividing the aggregate amount of the Interest and any interest accrued thereto by US$ 0.18 per share (the
              "Conversion Price").

        14.   In the event that within 6 months from the effective date of this
              Promissory Note a next round of funding is realized at a lower
              Conversion Price than the current US$ 0.18 with a New Investor, the Conversion Price of this Promissory Note will be adjusted accordingly (i.e. to an equal or lower Conversion Price).

         IN WITNESS WHEREOF, this Note has been executed and delivered as of the
Effective Date.

ADVA INTERNATIONAL INC.

By: /s/ Ernst R. Verdonck                        By: /s/ Gregory E. Elias
Name:   Ernst R. Verdonck                        Name :  Gregory E. Elias
Title:  President                                Title:  Managing Director

GLOBAL INFORMATION GROUP USA, INC.

By: /s/ George L. Down
Name:   George L. Down
Title:  President

                                    Exhibit A

     It is anticipated that the contemplated Equity Transaction  shall include the following terms and covenants. Said transaction and terms shall be pursuant to the approval of the Company's Board of Directors.

     Lender has the right, not later  than upon the first anniversary  of the disbursal of each tranche to convert each such tranche pro rata into shares of
ADVA International Inc. common stock. The number of shares of common stock to be received upon conversion shall be determined in each case by dividing the aggregate amount of such tranche plus accrued interest attributable thereto by
US$ 0.18 per share (the "Conversion Price"). No fractional shares shall be issued. Lender shall be paid in cash in lieu of any fractional shares to which
Lender may otherwise be entitled upon conversion.

     In the event  that within  6 months  from the  effective  date of this
Promissory Note a next round of funding is realized at a lower Conversion Price than the current US$ 0.18 with a New Investor , the Conversion Price of this
Promissory Note will be adjusted accordingly (i.e. to an equal or lower
Conversion Price).